Exhibit 1.4

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(72) The Company is a full legal successor in respect of all rights and obligations of JointStock Company Teleservis (registered by the State Registration Chamber under the Ministry of Justice of the Russian Federation on July 8, 1999, a registration entry made by the Interdistrict Inspectorate of the Ministry of the Russian Federation for Taxes and Levies for the major taxpayers of Voronezh region into the Unified State Register of Legal Entities under the Primary State Registration Number 1023601530270 on August 19, 2002), reorganized via incorporation into Public Joint-Stock Company Mobile TeleSystems.

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(71) The Company is a full legal successor in respect of all rights and obligations of Limited Liability Company NVision — Consulting (registered by the Interdistrict Inspectorate of the Federal Tax Service No. 46 for Moscow on November 21, 2011, a registration entry made by the Interdistrict Inspectorate of the Federal Tax Service No. 46 for Moscow into the Unified State Register of Legal Entities under the Primary State Registration Number 1117746938374 on November 21, 2011), reorganized via incorporation into Public Joint-Stock Company Mobile TeleSystems.

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(69) The Company is a full legal successor in respect of all rights and obligations of Limited Liability Company Avantage (registered by the Interdistrict Inspectorate of the Federal Tax Service No. 17 for Moscow region on January 12, 2011, a registration entry made by the Interdistrict Inspectorate of the Federal Tax Service No. 17 for Moscow region into the Unified State Register of Legal Entities under the Primary State Registration Number 1115027000142 on January 12, 2011), reorganized via incorporation into Public Joint-Stock Company Mobile TeleSystems.

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(70) The Company is a full legal successor in respect of all rights and obligations of Limited Liability Company Progtech-Yug (registered by the Inspectorate of the Federal Tax Service for resort town Anapa, Krasnodar Krai, on November 16, 2010, a registration entry made by the Inspectorate of the Federal Tax Service for resort town Anapa, Krasnodar Krai, into the Unified State Register of Legal Entities under the Primary State Registration Number 1102301003530 on November 16, 2010), reorganized via incorporation into Public Joint-Stock Company Mobile TeleSystems.

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(73) The Company is a full legal successor in respect of all rights and obligations of JointStock Company RIKT (registered by the State Registration Chamber under the Ministry of Justice of the Russian Federation on May 31, 1994, a registration entry made by the Interdistrict Inspectorate of the Federal Tax Service No. 8 for Kemerovo region into the Unified State Register of Legal Entities under the Primary State Registration Number 1034214000215 on January 17, 2003), reorganized via incorporation into Public JointStock Company Mobile TeleSystems.

APPROVED BY
EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS
PUBLIC JOINT-STOCK COMPANY
MOBILE TELESYSTEMS

FEBRUARY 14, 2020, MINUTES NO.48

AMENDMENTS AND ADDITIONS TO THE CHARTER

OF PUBLIC JOINT-STOCK COMPANY

MOBILE TELESYSTEMS

Clause 1.9 of the Charter of Public Joint-Stock Company Mobile TeleSystems “Information about Reorganizations and Succession of the Entity” shall be supplemented with Subclause reading as follows:

(74) The Company is a legal successor of all rights and obligations of Joint-Stock Company SIBINTERTELECOM (registered by the Administration of the Municipal Entity “Chitinskiy district” of Chita region on February 25, 1994, and entered into Unified State Register of Legal Entities on October 15, 2002 by the Inspectorate of the Ministry of the Russian Federation for Taxes and Levies for the Ingodinskiy administrative district of Chita, Chita region, under Primary State Registration Number 1027501155032), reorganized via incorporation into Public Joint-Stock Company Mobile TeleSystems.